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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported): June 21, 2000 (June 20, 2000)

                             EMPIRE BANC CORPORATION
             (Exact name of registrant as specified in its charter)

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

          Michigan                                0-15839                              38-2727982
(State or other jurisdiction              (Commission File Number)                   (IRS Employer
      of incorporation)                                                           Identification No.)
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              1227 East Front Street, Traverse City, Michigan 49686
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: 616-922-2111

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

            On June 20, 2000, Registrant issued a press release announcing that earlier today the shareholders of the corporation at a special meeting of the shareholders voted to approve the previously announced proposal to merge with Huntington Bancshares Incorporated.

            A copy of the press release relative to the meeting of shareholders is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)    Financial Statements of Business Acquired.

            None.

     (b)    Pro Forma Financial Information.

            None.

     (c)    Exhibits.

            99.1 Press Release of Empire Banc Corporation dated June 20, 2000.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMPIRE BANC CORPORATION


Dated: June 20, 2000                 By: /s/ William T. Fitzgerald, Jr.
                                         ---------------------------------------
                                          William T. Fitzgerald, Jr.
                                          Vice President and Secretary/Treasurer







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                                 Exhibit Index
                                 -------------
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Exhibit No.                   Description
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
    99.1                      Press Release of Empire Banc Corporation dated June 20, 2000.
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